SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Capital Strategies, Ltd.

(Name of Registrant as Specified in its Charter)

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AMERICAN CAPITAL STRATEGIES, LTD.

2 BETHESDA METRO CENTER, 14th FLOOR

BETHESDA, MARYLAND 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 29, 2005

To the Stockholders:

The Annual Meeting of Stockholders of American Capital Strategies, Ltd. (the “Company”), will be held at the Hyatt Regency Bethesda Hotel, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, on Friday April 29, 2005, at 10:00 a.m., for the following purposes:

1.	To elect two directors of the Company, each to serve a three-year term and until their successors are elected and qualified;

2.	To approve the adoption of the Company’s 2005 Employee Stock Option Plan;

3.	To approve an amendment to the Company’s fundamental policies repealing such policies;

4.	To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the year ending December 31, 2005; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 11, 2005, are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

A proxy statement, form of proxy and self-addressed envelope are enclosed. Please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax

Executive Vice President,

General Counsel and Secretary

March [18], 2005

Enclosures

AMERICAN CAPITAL STRATEGIES, LTD.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Capital Strategies, Ltd. (the “Company”), for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday April 29, 2005, at 10:00 a.m. at the Hyatt Regency Bethesda Hotel, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2004, are first being sent to the Company’s stockholders (“Stockholders”) on or about March [18], 2005.

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time prior to the voting of the proxy by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with the Secretary of the Company. In the event you attend the Annual Meeting, you may revoke your proxy and cast your vote personally. Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted FOR the election of the two director nominees, FOR approval of the adoption of the Company’s 2005 Employee Stock Option Plan (the “2005 Employee Option Plan”), FOR the amendment to the Company’s fundamental policies to repeal such policies, and FOR the ratification of Ernst & Young LLP as the independent accountants of the Company for the year ending December 31, 2005.

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of Stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their judgment on such matters.

The cost of soliciting proxies on the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telecopy. Upon request, the Company will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s common stock, $0.01 par value per share (“Common Stock”). The Company has engaged the services of [                        ], for the purpose of assisting in the solicitation of proxies (including broker search and delivery services) at a cost of $[            ] plus reimbursement of certain expenses.

The Board of Directors has fixed the close of business on March 11, 2005, as the record date for determining the holders of Common Stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof (“Record Date”). On the Record Date, there were outstanding [            ] shares of Common Stock. Only Stockholders of the Common Stock on the Record Date are entitled to vote at the Annual Meeting and such Stockholders will be entitled to one vote for each share of Common Stock so held, which may be given in person or by proxy duly authorized in writing. The presence in person or by proxy of a majority in voting power of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

The Company’s principal executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. Notices of revocation of proxies should be sent to that address, attention Secretary.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March [1], 2005 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of the executive officers (the “Executive Officers”), the Executive Officers and directors as a group and each Stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Beneficial Owners of more than 5%:
Directors and Executive Officers:
Malon Wilkus	[	](2)(3)	[	]%
John R. Erickson	[	](2)(4)	*
Ira J. Wagner	[	](2)	*
Samuel A. Flax	[	]	*
Roland H. Cline	[	](2)(3)	*
Gordon J. O’Brien	[	](2)(3)	*
Darin R. Winn	[	](2)	*
Mary C. Baskin	[	](5)(6)	*
Neil M. Hahl	[	](5)	*
Philip R. Harper	[	](7)	*
Stan Lundine	[	](5)	*
Kenneth D. Peterson, Jr.	[	](5)(8)	*
Alvin N. Puryear	[	](5)	*
Directors and Executive Officers as a group (13 persons)	[	]	[	]%

*	Less than one percent.

(1)	Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by our directors and Executive Officers that are exercisable within 60 days of March [1], 2005, are deemed outstanding for the purposes of computing such director’s or Executive Officer’s beneficial ownership.

(2)	Includes shares allocated to the account of each Executive Officer as a participant in the Company’s Employee Investment and Stock Ownership Plan (“ESOP”) over which each has voting power under the terms of the ESOP, and the following shares issuable upon the exercise of options that are exercisable within 60 days of March [1], 2005: Mr. Wilkus has [ ] shares in the ESOP and [ ] shares issuable upon the exercise of options; Mr. Erickson has [ ] shares in the ESOP and [ ] shares issuable upon the exercise of options; Mr. Wagner has [ ] shares in the ESOP and [ ] shares issuable upon the exercise of options; Mr. Cline has [ ] shares in the ESOP and [ ] shares issuable upon the exercise of options; Mr. O’Brien has [ ] shares in the ESOP and [ ] shares issuable upon the exercise of options; and Mr. Winn has [ ] shares in the ESOP and [ ] shares issuable upon the exercise of options.

(3)	Includes the equivalent number of shares held as units in the Company’s 401(k) profit sharing plan of which the named Executive Officer is the beneficial power. Messrs. Wilkus, Cline and O’Brien have the equivalent of [ ], [ ] and [ ] shares, respectively. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.

(4)	Does not include shares owned by the ESOP, for which Mr. Erickson is the Trustee, other than shares allocated to Mr. Erickson’s ESOP account. See note (2).

(5)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of March [1], 2005. Ms. Baskin and Messrs. Hahl, Lundine, Peterson and Puryear have [ ], [ ], [ ], [ ] and [ ] such shares, respectively.

(6)	Includes [ ] shares that are owned by Ms. Baskin’s husband.

(7)	Includes [ ] shares that are owned by Mr. Harper’s wife.

(8)	Includes [ ] shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the terms of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, the directors are divided into three classes, the first composed of two directors and the second and third composed of three directors each. The existing classes of directors hold office for terms expiring at the annual meetings of Stockholders to be held in 2005, 2006 and 2007, respectively. Stockholders elect one class of the members of the Board of Directors annually. One position in the class to be elected at the Annual Meeting is vacant.

The terms of Neil M. Hahl and Stan Lundine will expire at the Annual Meeting and each has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with the Bylaws of the Company, to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2008. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A Stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees. The election of directors requires the vote of a plurality of the shares of Common Stock present, represented and entitled to vote. If the proxy card is properly executed but unmarked, it is the intention of the persons named as proxies to vote such proxy FOR the election of all the nominees named below.

Certain information, as of March[1], 2005, with respect to each of the directors of the Company, including the two nominees for election at the Annual Meeting, and for each of the Executive Officers is set forth below.

Name and Year First Elected Director	Age	Background Information

NOMINEES FOR DIRECTOR

Neil M. Hahl (1997)	56	Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and Chief Financial Officer of Penn Central Corporation.

Stan Lundine (1997)	66	Mr. Lundine has served as Of Counsel of the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of US Investigations Services, Inc., National Forge Company and John G. Ullman and Associates, Inc.

DIRECTORS WITH TERMS EXPIRING IN 2006

Philip R. Harper (1997)	61	Mr. Harper has served as Chairman, of US Investigations Services, Inc., a private investigations company, since 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of US Investigations Services, Inc. From 1991 to 1994, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units. Mr. Harper is a member of the Board of Directors of Weston ACAS Holdings, Inc.

Kenneth D. Peterson, Jr. (2001)	52	Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a firm holding interests in businesses in the international aluminum smelting, aluminum fabrication and finishing and other industries, since 1988. He is a member of the Board of Directors of International Aluminum Corporation and the Washington Institute Foundation.

Malon Wilkus* (1986)	53	Mr. Wilkus founded the Company in 1986 and has served as the Company’s Chief Executive Officer since that time. From 1986 to 1999, he served and since 2001 he has served as President. Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors of the Company since 1998.

DIRECTORS WITH TERMS EXPIRING IN 2007

Mary C. Baskin (2000)	54	Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner of Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

Alvin N. Puryear (1998)	67	Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship and Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. He is Director of the North Fork Bank and North Fork Bancorporation. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi Trust Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

John R. Erickson	45	Mr. Erickson has served as Executive Vice President of the Company since 2001 and as Chief Financial Officer of the Company since 1998. He served as Secretary of the Company from 1999 to 2005. From 1998 to 2001, Mr. Erickson also served as a Vice President of the Company. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Ira J. Wagner	52	Mr. Wagner has served as Executive Vice President and Chief Operating Officer of the Company since 2001 and served as a Senior Vice President of the Company in 2001 prior to becoming Executive Vice President. He has been an employee of the Company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Samuel A. Flax	48	Mr. Flax has served as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as the Company’s principal external counsel.

Roland H. Cline	57	Mr. Cline has served as Senior Vice President and Managing Director of the Company since 2001. From 1998 to 2001, he was a Vice President of the Company.

Gordon J. O’Brien	39	Mr. O’Brien has served as Senior Vice President and Managing Director of the Company since 2001. Prior to his election as a Senior Vice President, he served as a Vice President of the Company in 2001. From 1998 to 2001, he was a principal of the Company. Prior to joining the Company, from 1995 to 1998, he was a Vice President at Pennington Partners & Company, a private equity fund.

Darin R. Winn	40	Mr. Winn has served as Senior Vice President of the Company since 2002 and as Regional Managing Director of the Company since 2005. From 2002 to 2005, he was a Managing Director of the Company. Mr. Winn served as a Vice President of the Company from 2001 to 2002. From 1998 to 2001, he was a principal of the Company. Prior to joining the Company, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

*	Director who is an “Interested Person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Wilkus is an Interested Person because he is an employee and officer of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in National Association of Securities Dealers’ (“NASD”) listing standards. The Board of Directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee.    This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper, Puryear and Wilkus. Mr. Wilkus serves as Chairman. Mr. Wilkus is an “interested person” under the 1940 Act.

Audit and Compliance Committee.    This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions the Company’s management and independent auditors on the application of accounting and reporting standards to the Company. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by the Board of Directors and is included as Exhibit I to this Proxy Statement. This committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors, without the presence of the Company’s management. The Audit and Compliance Committee also reviews the valuations of portfolio companies presented by management. It also has the responsibility for reviewing matters regarding accounting, ethics legal and regulatory compliance. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl and Peterson. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASD listing standards. The Board of Directors has determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act of 1933).

Compensation and Corporate Governance Committee.    This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering the Company’s employee stock option plans. It also has responsibility for recommending and considering corporate governance practices and policies, reviewing the Company’s work with respect to its distressed investments and monitoring the Company’s litigation docket. Members of this committee are Messrs. Harper, Lundine and Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASD listing standards.

The Compensation and Corporate Governance Committee also serves as the Board of Directors’ standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any Stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current Board of Directors members and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with the Company’s business. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of the Company according to the foregoing standards. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions. Persons who wish to suggest potential nominees may address their suggestions in writing to American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Chair, Compensation and Corporate Governance Committee. A copy of the committee’s charter is included as Exhibit II to this Proxy Statement.

Nominations made by Stockholders must be made by written notice (setting forth the information required by the Company’s Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to Stockholders.

Meetings.    The Board of Directors held [    ] formal meetings during 2004. The Executive Committee held [    ] formal meetings during 2004, the Compensation and Corporate Governance Committee held [    ] formal meetings during 2004 and the Audit and Compliance Committee held [    ] formal meetings during 2004. Each of the directors[, except             ,] attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served. Although the Company does not have a policy on director attendance at the Annual Meeting, directors are encouraged to do so. At the 2004 Annual Meeting, [        ] of the seven then-incumbent directors attended in person.

Meetings of Disinterested Directors.    Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act (“Interested Persons”) have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is an Independent Person as the “lead director” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. At a meeting in January 2005, Ms. Baskin was designated as the lead director for 2005.

COMPANY AND STOCKHOLDER COMMUNICATIONS

Investor and Public Relations.    The Board of Directors is of the view that management is primarily responsible for all communications on behalf of the Company with Stockholders and the public at large. The Company employs a Vice President, Finance and Investor Relations whose primary responsibilities and those of his staff include investor and stockholder relations.

Stockholder Communication with Directors.    Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of the Company at American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, the Secretary of the Company reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the chairman of the Audit and Compliance Committee and handled in accordance with procedures established by the Audit and Compliance Committee with respect to such matters. A copy of the Audit and Compliance Committee’s procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in the American Capital Strategies, Ltd. Code of Ethics and Conduct (the “Code of Ethics”), which is published on the Investor Relations section of the Company’s web site at www.acas.com.

Stockholder proposals or nominees for the Board of Directors must be made in accordance with the procedures set forth in the Company’s Bylaws and described in “Proposals of Stockholders” below, and not the procedures set forth in the preceding paragraph.

CODE OF ETHICS AND CONDUCT

The Company has adopted the “Code of Ethics”, which requires our directors and employees (including our Chief Executive Officer, Chief Financial Officer and principal accounting officer) to abide by high standards of business conduct and ethics. The Code of Ethics is available in the Investor Relations section of the Company’s web site at www.acas.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer, Chief Financial Officer and principal accounting officer) at that location on its web site.

CERTAIN TRANSACTIONS

Loan Transactions.    The Company previously entered into a series of loan transactions with certain of the Executive Officers pertaining to the exercise of options under the Employee Option Plan. None of the loan transactions were entered into in 2004. Only the loans to Mr. Wilkus are still outstanding. Mr. Wilkus entered into Option Exercise Agreements with the Company as of June 7, 1999, March 2, 2001, March 7, 2001 and December 12, 2001, providing for such loans and pertaining to the exercise of options to purchase 117,428, 50,000, 50,000 and 108,200 shares of Common Stock, respectively. In each case, the Company lent to Mr. Wilkus the full option exercise price, which ranged from $15.00 to $22.875 per share of Common Stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts lent to Mr. Wilkus were $6,891,467. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan. The interest rate charged on the June 7, 1999 loan is 5.27% per annum, the interest rate charged on each of the March 2001 loans is 4.98% per annum and the interest rate charged on the December 2001 loan is 3.91% per annum. Each loan is collateralized by a pledge of the shares of Common Stock purchased with the loan. The Company has full recourse to Mr. Wilkus for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of Mr. Wilkus’ employment with the Company.

Since the July 30, 2002 enactment of Sarbanes-Oxley Act of 2002, neither the Company nor any of its subsidiaries has made any loans to any executive officer or director of the Company. The only loans made prior to that date were loans similar to those noted above related to the exercise of options. Under the terms of the Sarbanes-Oxley Act of 2002, the loans to Mr. Wilkus may remain in effect in accordance with their then existing terms and conditions.

USIS.    In the ordinary course of business, the Company purchases background investigatory services from US Investigations Services, Inc. (“USIS”). Mr. Harper is the Chairman, and Mr. Lundine is a member of the Board of Directors of USIS. In 2004, the Company paid USIS $113,404 for such services.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid Executive Officers during 2004 (including the only Executive Officer who was also a director). For the aggregate compensation received by each non-employee director, see “Director Compensation.” During 2004, the Executive Officers did not receive any awards of restricted stock or any payouts pursuant to a long-term incentive plan.

2004 Compensation Table

Name of Person, Position	Aggregate Compensation From Company(1)			Pension or Retirement Benefits Accrued as Part of Company Expense(2)
Malon Wilkus Chief Executive Officer, President and Chairman of the Board of Directors	$	[	]	$	[	]

John R. Erickson Executive Vice President and Chief Financial Officer		[	]		[	]

Ira J. Wagner Executive Vice President and Chief Operating Officer		[	]		[	]

(1)	The aggregate 2004 compensation amount from the Company for Messrs. Wilkus, Erickson and Wagner, includes salary in the amount of $660,000, $480,000 and $480,000, respectively, and bonus in the amount of $[ ], $[ ] and $[ ], respectively. Messrs. Wilkus, Erickson and Wagner elected to defer $[ ] $[ ] and $[ ], respectively, of their salary to the 401(k) profit sharing plan portion of the ESOP.

(2)	Represents the value of the Common Stock allocated in 2004 to the Executive Officer’s account in the ESOP.

NOTE:    The named Executive Officers’ estimated annual benefits under the ESOP upon retirement are not determinable.

Long Term Incentive Plans

The Company currently maintains two long term incentive programs in which Executive Officers participate: (i) the ESOP, in which all employees of the Company are eligible to participate after meeting minimum service requirements, and (ii) the Company’s 1997 Employee Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan and the 2004 Employee Option Plan (collectively, the “Existing Employee Option Plans”). The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan. At the Annual Meeting, the Stockholders will be asked to approve the Company’s proposed 2005 Employee Option Plan.

ESOP.    The Company maintains the ESOP for the benefit of its employees in order to enable them to share in the growth of the Company. The ESOP is a profit sharing plan, qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Since 2000, an ESOP participant immediately vests in Common Stock allocated to his or her ESOP account. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. The Company does not match or otherwise make contributions to the profit sharing plan.

Existing Employee Option Plans.    The Company established the Existing Employee Option Plans for the purpose of attracting and retaining executive officers and other key employees. Non-employee directors may not participate. Options for a maximum of 1,828,252 shares, 3,800,000 shares, 1,950,000 shares, 3,500,000 shares and 2,100,000 shares of Common Stock were subject to issuance under the 1997 Employee Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan and the 2004 Employee Stock Option Plan, respectively. Including forfeitures of previously granted options, options for an aggregate of [            ] shares of Common Stock are currently available for grant under the Existing Employee Option Plans, options for [            ] shares of Common Stock are currently outstanding and options for [            ] shares of Common Stock have been exercised. The Compensation and Corporate Governance Committee administers the Existing Employee Option Plans. Each of the Existing Employee Option Plans sets a maximum number of shares that may be granted to any single participant. The Compensation and Corporate Governance Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation and Corporate Governance Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. In addition, the exercise price of options issued under the 2003 Employee Stock Option Plan and those under the 2004 Employee Stock Option Plan are adjusted following the payment of cash dividends. Options may be exercised during a period of no more ten years following the date of grant. The Compensation and Corporate Governance Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on the Company’s option plans including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price at the time of grant must not be less than the current market price for the underlying stock, that the plan must be approved by the Stockholders and a majority of the Company’s directors who are not Interested Persons, and that the Company not have a profit-sharing plan as described in the 1940 Act.

Executive Officer Option Grants

The following table shows for each of the named Executive Officers (1) the number of options that were granted during 2004, (2) out of the total number of options granted to all employees during 2004, the percentage granted to the named Executive Officer, (3) the exercise price, (4) the expiration date, and (5) the present value of the grant at the date of grant.

Name	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted To Employees in 2004		Exercise or Base Price ($/Share)		Expiration Date		Grant Date Present Value(1)
Malon Wilkus	[ [ [	] ] ]	[ [ [	]% ]% ]%	[ [ [	] ] ]	[ [ [	] ] ]	$ $ $	[ [ [	] ] ]
John R. Erickson	[ [ [	] ] ]	[ [ [	]% ]% ]%	[ [ [	] ] ]	[ [ [	] ] ]	$ $ $	[ [ [	] ] ]
Ira J. Wagner	[ [ [	] ] ]	[ [ [	]% ]% ]%	[ [ [	] ] ]	[ [ [	] ] ]	$ $ $	[ [ [	] ] ]
Total options granted to all participants	[	]

(1)	The Company uses a Black-Scholes option pricing model to value the stock options as of the date of grant using the following assumptions: exercise price at market on date of grant, dividend yield of 0.0%, weighted average risk-free interest rate of 3.7%, expected volatility factor of 0.38 and expected option life of six years.

Option Exercises and Year-End Option Values(1)

The following table sets forth the details of option exercises by Executive Officers and members of the Board of Directors during 2004 and the values of the unexercised options at December 31, 2004.

			Options Outstanding at 12/31/2004			Value of Options at 12/31/2004(3)
	Shares Acquired on Exercise	Value(2) Realized	Exercisable		Unexercisable	Exercisable			Unexercisable
Malon Wilkus	—	$—	—	(4)	—	$	[	](4)	$	[	]
John R. Erickson	—	$—	—	(4)	—	$	[	](4)	$	[	]
Ira J. Wagner	—	$—	—	(4)	—	$	[	](4)	$	[	]
Samuel A. Flax	—	$—	—	(4)	—	$	[	](4)	$	[	]
Roland H. Cline	—	$—	—	(4)	—	$	[	](4)	$	[	]
Gordon J. O’Brien	—	$—	—	(4)	—	$	[	](4)	$	[	]
Darin R. Winn	—	$—	—	(4)	—	$	[	](4)	$	[	]
Mary C. Baskin	—	$—	—		—	$	[	]	$	[	]
Neil M. Hahl	—	$—	—		—	$	[	]	$	[	]
Philip R. Harper	—	$—	—		—	$	[	]	$	[	]
Stan Lundine	—	$—	—		—	$	[	]	$	[	]
Kenneth D. Peterson, Jr.	—	$—	—		—	$	[	]	$	[	]
Alvin N. Puryear	—	$—	—		—	$	[	]	$	[	]

(1)	Option grants and exercises for Ms. Baskin and Messrs. Hahl, Harper, Lundine, Peterson and Puryear pertain to the 1997 Disinterested Director Stock Option Plan. See “Director Compensation.”

(2)	“Value Realized” is calculated at the closing market price on the date of exercise, less the option exercise price, but before any tax liabilities or transaction costs. This is a deemed market value, which may actually be realized only if the shares are sold at that price.

(3)	Value of unexercised options is calculated at the closing market price on December 31, 2004 ($33.35), less the option exercise price, but before any tax liabilities or transaction costs. Options, if any, with an exercise price greater than the market price as of December 31, 2004, are shown as having no value.

(4)	Includes unvested option grants from option grants that allow for exercise prior to vesting.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2004, relating to equity compensation plans of the Company pursuant to which grants of options or other rights to acquire shares of Common Stock may be granted from time to time.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	[	]	$ [	]	[	]
Equity compensation plans not approved by security holders	0		0		0

(1)	All of the Company’s equity compensation plans have been approved by its Stockholders.

New Plan Benefits

The Company cannot determine at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Company’s 2005 Employee Option Plan, if the 2005 Employee Option Plan is adopted, or what amounts would have been received by any person or group of persons for the last fiscal year if the 2005 Employee Option Plan had been in effect. See “Proposal 2: Approval of the Adoption of the 2005 Employee Option Plan.”

Employment Agreements

In March 2003, the Company entered into employment agreements with each of the Executive Officers (other than Mr. Flax), replacing existing agreements with each of the Executive Officers other than Mr. Winn, who did not have an employment agreement. An amendment to each of the employment agreements, other than Mr. Wilkus’ agreement, was executed as of March 1, 2004 and the employment agreements of Messrs. O’Brien, Winn and Cline were further amended as of July 1, 2004. In January 2005, the Company entered into an employment agreement with Mr. Flax. The agreements of each of the Executive Officers other than Mr. Wilkus provide for a one-year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals are to be discontinued. Mr. Wilkus’ agreement has a two-year term which on each anniversary renews for an additional year, unless either party has given six months’ advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year; the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year; the base salary under Mr. Flax’s agreement is $540,000 per year; the base salary under Mr. O’Brien’s agreement is $425,000 per year; the base salary under Mr. Winn’s agreement is $400,000 per year; and the base salary under Mr. Cline’s agreement is $375,000 per year. The Compensation and Corporate Governance Committee has the sole right to increase the base salary during the term of each agreement and, for 2005, it has set the base salary of Mr. Wilkus at $792,000, the base salary of each of Messrs. Erickson and Wagner at $575,000, the base salary of Mr. Flax at $540,000, the base salary of Mr. O’Brien at $475,000, the base salary of Mr. Winn at $475,000 and the base salary of Mr. Cline at $420,000. Additionally, the base salary may be decreased but not below the original base salary. The employment agreements provide that the Executive Officers are entitled to participate in a performance-based target bonus program under which Mr. Wilkus will annually receive up to 230% of his base salary, Messrs. Erickson and Wagner will receive up to 175% of this base salary; Mr. Flax will receive up to 150% of his base salary, Messrs. Winn and O’Brien will each receive up to 140% of their base salary and Mr. Cline will receive up to 100% of his base salary, depending on the portfolio and Company performance and the officer’s performance against certain criteria established by the Compensation and Corporate Governance Committee. Mr. Wilkus is entitled to receive 5% of his bonus regardless of the Company’s performance.

In the event the Company should terminate an Executive Officer’s employment by reason of the Executive Officer’s disability, the Executive Officer is entitled to a continuation of his base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by the Executive Officer during this period. In addition, the Executive Officer will be entitled to receive a target bonus for the year in which his employment is terminated following a disability based on the highest target bonus that could have been earned in that year by the Executive Officer and a further bonus payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by the Executive Officer during the year in which the disability termination occurred. During the base salary continuation period following a disability, the Executive Officer will also continue to receive insurance and other employee benefits.

In the event that the Executive Officer’s employment is terminated by the Company other than for the Executive Officer’s misconduct, the Executive Officer is entitled to receive a continuation of base salary, target bonus and insurance benefits for a specified period as well as payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination. In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson, Wagner and Flax the period is 18 months and in the case of Messrs. Cline, O’Brien and Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to the Executive Officer in the three years preceding termination. No such amounts would be paid if the termination was the result of misconduct by the Executive Officer, which is generally defined as failure by the Executive Officer to perform the Executive Officer’s duties under the employment agreement after notice and a cure period, the commission by the Executive Officer of dishonest, demonstrably injurious acts or material breaches of the employment agreement or other Company policies. Before the Executive Officer is eligible to receive any such compensation or benefits, he must enter into a mutual release agreement with the Company.

In the event of a termination of an Executive Officer other than Mr. Wilkus by the Company other than for misconduct in the three months preceding or 18 months following a change of control of the Company, the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson, Wagner and Flax, the period would be two years and in the case of Messrs. Cline, O’Brien and Winn the period would be 18 months. Additionally, if following a change of control “good reason” exists, an Executive Officer other than Mr. Wilkus may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by the Company. “Good reason” is generally defined as including a material adverse alteration to the Executive Officer’s position, location of employment or responsibilities, a material breach by the Company of the employment agreement, an unpermitted termination of the Executive Officer’s employment or material adverse changes to Executive Officer’s indemnification rights.

Mr. Wilkus has the right to declare that good reason exists regardless of whether a change of control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by the Company other than for misconduct. In the event of a change of control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

If the Executive Officer dies during the term of his employment agreement, his estate will be entitled to receive his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year, and a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which the Executive Officer was employed by the Company.

Each of the employment agreements also includes confidentiality provisions and a non-competition covenant, which applies to the Executive Officer for the longer of 12 months and the period of any severance payments. If severance payments are being made, the Executive Officer may terminate the non-competition period early by foregoing the severance payments.

Each of the employment agreements provides that the Executive Officer’s employment with the Company will be his primary employment. The employment agreement of Mr. Flax permits him to also hold the position of Counsel with the law firm of Arnold & Porter LLP, provided that he works only on matters for clients approved by the Company and, in such capacity, he shall not work on matters for the Company. In the event that his performance of such work causes a material reduction in his availability to serve the Company, there will be a commensurate reduction in his compensation from the Company.

Additionally, Mr. Cline has also entered into a “Split Dollar Agreement” entitling him to participate in a split dollar life insurance program. Under the program, the Company has paid the premium of a life insurance policy on the life of Mr. Cline, with Mr. Cline being deemed to receive income each year generally equal to a level amortization of the premium over a ten-year period. While Mr. Cline is the owner of the policy, the Company retains an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, Mr. Cline will generally have an obligation to pay to the Company any unamortized premium amount. Mr. Cline’s employment agreement allows him to continue employment with the Company for the remaining portion of the ten-year period, with significant reduced duties, if his employment would have otherwise terminated other than for misconduct. In addition, for so long as he remains an employee of the Company, the Company will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premiums paid or to be paid on the split dollar policy of Mr. Cline are $[            ].

DIRECTOR COMPENSATION

During 2004, each non-employee director received an annual retainer fee of $25,000 (non-employee directors who chaired a Board of Directors committee received a retainer of $30,000) and a fee of $1,500 for each meeting of the Board of Directors or each separate committee meeting attended. For 2005, each non-employee director will be compensated at the same rate. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board of Directors and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2004:

Name	2004 Compensation
Mary C. Baskin	$	[	]
Neil M. Hahl	$	[	]
Philip R. Harper	$	[	]
Stan Lundine	$	[	]
Kenneth D. Peterson, Jr.	$	[	]
Alvin N. Puryear	$	[	]

The Company established the 1997 Disinterested Director Stock Option Plan (the “Director Option Plan”) for directors who are not employees of the Company. As of May 14, 1999, the Securities and Exchange Commission (“SEC”) granted an exemption for the Director Option Plan, which was required under the 1940 Act for the Director Option Plan to become effective. The Director Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of Common Stock. Messrs. Hahl, Harper and Lundine, directors who were directors on the date of Board of Directors’ approval of the Director Option Plan, November 6, 1997, each received automatic grants of options to purchase 15,000 shares of Common Stock. Dr. Puryear was granted options to purchase shares of Common Stock as of September 15, 1998, the date he became a director, conditioned on the issuance of the SEC exemption order. In addition, as of May 15, 2000, Messrs. Hahl, Harper, Lundine and Puryear received grants of options to purchase an additional 5,000 shares each. Ms. Baskin and Mr. Peterson were granted options for 15,000 shares each on June 15, 2000, and January 15, 2001, respectively. Such options vest over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for the original option grants is $18.625 per share, which was the closing price of the Common Stock on the Nasdaq Stock Market as of May 14, 1999, the date the SEC exemption order became effective. The other options have exercise prices equal to the closing price of the Common Stock on the day preceding the date of grant.

All options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expire on November 6, 2007 and Dr. Puryear’s initial grant expires on September 15, 2008. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan. In 2000, the Board of Directors adopted and the Stockholders approved the adoption of the 2000 Disinterested Director Stock Option Plan providing the issuance of options to purchase up to 150,000 shares of Common Stock. Before such plan may become effective and options may be issued thereunder, the SEC must grant an exemptive order. The Company has applied for such an exemptive order but the SEC has not yet issued it.

Conclusion and Recommendation; Vote Required

The election of directors nominated in Proposal 1 requires the vote of a plurality of the votes of all shares of Common Stock present, represented and entitled to vote at the Annual Meeting . THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL 2: APPROVAL OF THE ADOPTION OF

THE 2005 EMPLOYEE OPTION PLAN

INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANT

General Information

The 2005 Employee Option Plan was approved by the Board of Directors on February 24, 2005. The Compensation and Corporate Governance Committee reviewed the Existing Employee Option Plans and concluded that the number of shares authorized and available for grant under the Existing Employee Option Plans is insufficient to provide flexibility with respect to stock-based compensation, or to establish appropriate long-term incentives to achieve Company objectives. The Compensation and Corporate Governance Committee and the Board of Directors believe that stock-based incentive compensation, particularly through the award of stock options, is necessary to help attract, retain and motivate employees of outstanding competence and to align further their interests with those of the Stockholders. Thus, stock-based compensation advances the interests of the Company. However, as a business development company under the 1940 Act (“BDC”) the Company cannot compensate employees with grants of restricted stock.

The Company competes with private equity firms for its investment professionals. Such funds commonly provide a 20% carried interest in each newly-raised fund to their general partners and employees. The Company believes that its employee option plans must provide an economic interest in the Company similar to that generally gained by partners and employees in private equity funds. As of March [1], 2005, there remain only [            ] shares available for option grants under the Existing Employee Option Plans. Considering the importance of the Existing Employee Option Plans to the Company, the [    ]% growth in the number of outstanding shares of Common Stock since the February 2004 meeting of the Board of Directors at which the 2004 Employee Option Plan was approved and the limited number of options available for grant, the Compensation and Corporate Governance Committee and the Board of Directors have approved, and are submitting to the Stockholders for approval, the 2005 Employee Option Plan. The 2005 Employee Option Plan provides for the awarding of options to purchase 5,500,000 shares of Common Stock, or [    ]% of the [            ] shares of Common Stock outstanding as of March [1], 2005. It is the Company’s policy with all of its employee option plans to grant options to virtually all employees of the Company.

The shares available for grant under options under the Existing Employee Option Plans plus the shares subject to existing unexercised options equal [    ]% of the outstanding shares of Common Stock. When added to the shares that can be issued under options under the 2005 Employee Option Plan, the total shares would equal [    ]% of the outstanding shares of Common Stock. The Compensation and Corporate Governance Committee believes that this is generally a lower percentage than is typical of other publicly-traded financial services companies. A copy of the 2005 Employee Option Plan appears as Exhibit III to this Proxy Statement.

Summary of Material Provisions of the 2005 Employee Option Plan

The following is a summary of certain provisions of the 2005 Employee Option Plan. The Company proposes to establish the 2005 Employee Option Plan for the purpose of attracting, retaining and motivating employees of outstanding competence and to align further their interests with those of the Stockholders. Non-employee directors of the Company are not eligible to participate. Options granted under the 2005 Employee Option Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Board of Directors, the 2005 Employee Option Plan will terminate on February 24, 2015, and no additional awards may be made under the 2005 Employee Option Plan after that date. The maximum number of shares that may be covered by options granted under the 2005 Employee Option Plan for a single participant is 600,000.

Options granted under the 2005 Employee Option Plan may be either “incentive stock options” within the meaning of Section 422 of the Code (“ISO”), or non-qualified stock options, and entitle the optionee, upon exercise, to purchase shares of Common Stock from the Company at a specified exercise price per share.

Incentive stock options must have a per share exercise price of no less than the fair market value on the date of grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of a share of Common Stock on the date of the grant. Non-qualified stock options granted under the 2005 Employee Option Plan must have a per share exercise price of no less than the fair market value of a share of Common Stock on the date of the grant. Options are not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee’s lifetime only by the optionee.

The Compensation and Corporate Governance Committee will administer the 2005 Employee Option Plan and have the authority, subject to the provisions of the 2005 Employee Option Plan, to determine who will receive awards under the 2005 Employee Option Plan and the terms of such awards. The Compensation and Corporate Governance Committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. In addition, the 2005 Employee Option Plan provides that unless the Compensation and Corporate Governance Committee determines otherwise, the exercise price of options will be automatically reduced by the amount of any cash dividends paid on the Common Stock after the option is granted but before it is exercised.

Under the Company’s current accounting policies, the Company expenses options granted under all of its stock option plans for options granted in and after 2003. The expensing of stock options under such policies does not affect the Company’s taxable income. The amount that must be distributed to Stockholders as dividends is based on the Company’s taxable income. Without the approval of the Stockholders, except in connection with a stock split, dividend or similar event, the Compensation and Corporate Governance Committee will not lower the exercise price for any outstanding options or issue any replacement options for options previously granted at a higher exercise price.

The Compensation and Corporate Governance Committee may provide, if permitted by applicable law, that the exercise price of an option may be paid in Common Stock, by delivery of a note or by delivery of an exercise notice along with an irrevocable instruction to a broker to sell shares and deliver cash to the Company. The Compensation and Governance Committee may also permit a “cashless exercise” arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option.

The 1940 Act imposes certain requirements on options that would be granted under the 2005 Employee Option Plan including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price must not be less than the current market price for the underlying stock at the time of grant, that the plan must be approved by the Stockholders and a majority of the Company’s directors who are not Interested Persons, and that the Company not have a profit-sharing plan as described in the 1940 Act.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of options granted pursuant to the Plan. State, local and foreign tax consequences may differ.

ISOs.    A participant who is granted an ISO will not recognize income on the grant or exercise of the option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the ISO in the same manner as on the exercise of a non-qualified stock option, as described below.

Non-qualified Stock Options.    A participant generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option is exercised. In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

Gain or Loss on Sale or Exchange of Shares.    In general, gain or loss from the sale or exchange of shares granted under the 2005 Employee Option Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company.    The Company generally is not allowed a deduction in connection with the grant or exercise of an ISO. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option (including an ISO that is treated as a non-qualified stock option, as described above), the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Performance-Based Compensation.    Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow, but not require, the grant of options that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

New Tax Rules Affecting Nonqualified Deferred Compensation Plans.    Options under the 2005 Employee Option Plan may be subject to new federal income tax rules that apply to “nonqualified deferred compensation plans” that were enacted as part of the American Jobs Creation Act of 2004 (the “Act”), and which became effective on January 1, 2005. Failure to comply with the new rules or qualify for an exemption in respect of an option could result in significant adverse tax results to the grantee of such option, including immediate taxation of the option upon vesting (and immediate taxation upon vesting of the grantee’s awards under certain other plans), a penalty tax of 20 percent of the amount of income so recognized, plus a special interest payment. The 2005 Employee Option Plan has been designed to allow, but not require, the grant of options that are intended to comply with the new deferred compensation rules or qualify for an exemption.

Conclusion and Recommendation; Vote Required

The Board of Directors believes that it is in the best interests of the Company and the Stockholders to adopt the 2005 Employee Option Plan, to help attract and retain and motivate employees of outstanding competence and to align further their interests with those of the Stockholders.

A majority of the votes of all shares of Common Stock present, represented and entitled to vote at the Annual Meeting is necessary for approval of this proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 EMPLOYEE OPTION PLAN.

PROPOSAL 3: APPROVAL OF AMENDMENT TO FUNDAMENTAL POLICIES

General Information

At the time of its initial public offering, the Company adopted certain investment objectives and restrictions as its fundamental policies (the “Fundamental Policies”), which, in accordance with the 1940 Act, provided that they could not be changed without the approval of the holders of a majority of the Company’s outstanding voting securities. The 1940 Act does not require BDCs to adopt fundamental policies and, in fact, certain other leading BDCs do not have them. A copy of the Company’s existing Fundamental Policies appears as Exhibit IV to this

Proxy Statement. The Company is proposing that the stockholders approve an amendment to the Fundamental Policies that would repeal them. In their place, the Board of Directors has adopted a similar set of investment objectives, which could be revised by the Board of Directors and would not require a stockholder approval for future revisions.

Background and Reasons

The Company adopted the Fundamental Policies prior to its initial public offering. The Fundamental Policies are of essentially two types. The first type includes several affirmative commands, including a requirement that the Company at all times conduct its business so as to retain its status as a BDC. The second type of Fundamental Policy limits or prohibits the Company from undertaking certain activities, such as acting as an underwriter of securities, purchasing securities on margin or engaging in the purchase or sale of commodities or real estate. Twice previously, the stockholders have approved modifications to the Fundamental Policies, including a modification so as to allow the Company to be an underwriter of securities in certain circumstances and a modification to allow the Company to sell securities short in certain circumstances. Approval of these amendments was sought to allow the Company to undertake certain activities related to its portfolio investments, which were not necessarily foreseen at the time the Fundamental Policies were adopted. Approval of the amendments was a cumbersome and time consuming process. Additionally, the Company incurred additional expenses and uncertainty related to obtaining a positive stockholder vote as well as a delay in undertaking the proposed activities. In order to facilitate flexibility in future investment activities by the Company, the Company now proposes that all of the remaining Fundamental Policies be repealed by amendment. Such a change is intended to allow the Company to respond more effectively and expeditiously to opportunities and issues as they may present themselves.

The existence of the Fundamental Policies can place the Company at a competitive disadvantage. As noted above, certain other leading BDCs do not have them. Additionally, most other types of companies are not required to seek stockholder approval to alter their business activities. At those companies, the company’s board of directors, which is elected by the stockholders, is entrusted with such discretion. The existence of the Fundamental Policies could unduly restrict the Company from being able to take advantage of investment and other business opportunities or from taking actions intended to avoid the incurrence of certain investment and other business risks. While the Fundamental Policies can be modified, given that regular stockholder meetings occur only once a year and special stockholder meetings would be costly, the requirement that stockholders must approve changes to the Fundamental Policies could, as a result, reduce the Company’s opportunities and increase it risks.

It is important to note that even following a repeal of the Fundamental Policies, there would continue to exist numerous restrictions and limitations on the Company’s investing and business activities, which would provide protections and assurances for the Company’s stockholders. Most significantly, under Section 58 of the 1940 Act, the Company is prohibited from changing the nature of its business so it cease to be a BDC without consent of the holders of a majority of the Company’s outstanding shares. It is significant to note that Section 58 of the 1940 Act is titled “Changes in Investment Policy,” and that its only restriction on changes in investment policy by a BDC is to prevent a BDC from ceasing to operate as a BDC without stockholder approval. This is in contrast to other sections of the 1940 Act that govern the investment activities of registered investment companies. (A BDC is not a registered investment company under the 1940 Act.) Those sections specifically require registered investment companies to have fundamental policies, which can be changed only by a registered investment company’s stockholders. By contrast, in adopting the BDC sections of the 1940 Act, Congress saw fit only to require BDC stockholder consent in the case of changes in investment policy that would cause the BDC to cease to be qualified as such. Congress did not require BDCs to adopt other fundamental policies, which could be changed only with stockholder consent.

The 1940 Act contains a number of other restrictions on activities of BDCs, none of which would be affected by the Company’s repeal of the Fundamental Policies. For instance, 70% of a BDC’s assets must be invested in qualifying assets, as that term is defined in the 1940 Act. Securities issued by certain public companies, foreign companies and other investment companies are not qualifying assets. This requirement, which is currently incorporated in the Fundamental Policies, would continue to apply even with a repeal of the Fundamental Policies because it is also set forth in the 1940 Act. Similarly, the 1940 Act limits a BDC’s ability to issue senior securities, which are generally defined as debt securities and preferred stock, in an amount in excess of one-half of the BDC’s assets. This limitation, which is also in the Fundamental Policies, will still apply to the Company because it is included in the 1940 Act. Other limitations in the 1940 Act that would continue to apply to the Company, and which to some extent are also included in the Fundamental Policies, include limitations on investing in registered investment companies, investing in broker dealers and undertaking certain short sales of securities.

In addition to being subject to the statutory limitations in the 1940 Act, the Company’s Board of Directors has also adopted a set of investment policies, which are similar in many respects to the existing Fundamental Policies. These new investment policies may only be changed by vote of the Board of Directors. It is the Company’s intention to include these policies in its prospectuses and in its annual report on Form 10-K, which will be similar to the inclusion of the Fundamental Policies in those materials today. These principles will continue to provide guidance to investors on the overall investment objectives and policies of the Company. In sum, while a repeal of the Fundamental Policies will have the benefit of providing the Company greater flexibility to respond to market opportunities and to avoid risk with regard to its investing activities, there will still be numerous statutory and internal restrictions on the overall nature of the Company’s investment and business activities.

Conclusion and Recommendation; Vote Required

Under the 1940 Act, approval of an amendment to the Fundamental Policies requires an affirmative vote of a majority of all of the Company’s outstanding voting securities, regardless of whether the holders of such shares are present and entitled to vote at the Annual Meeting. Considering the number of shares of Common Stock (the Company’s only outstanding voting shares) that were outstanding as of the record date for the Annual Meeting, a total of              shares of Common Stock must be voted in favor of this amendment to Fundamental Policies. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL POLICIES REPEALING SUCH POLICIES.

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP has served as independent public accountants for the Company since 1993 and, at a meeting on March     , 2005, the Audit and Compliance Committee approved the appointment of Ernst & Young LLP to audit the financial statements of the Company for 2005. This selection is subject to ratification or rejection by the Stockholders. Ernst & Young LLP has no financial interest in the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. Please refer to the section entitled “Independent Auditors” for further information.

Ernst & Young LLP performed various audit and other services for the Company during 2004. The following presents a summary of the 2004 and 2003 fees billed by Ernst & Young LLP:

	2004			2003
Audit Fees	$	[	]	$724,020
Audit-Related Fees		[	]	433,225
Tax Fees		[	]	128,300
All Other Fees		[	]	135,000
Total Fees	$	[	]	$1,420,545

Audit Fees

“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of the Company’s annual financial statements, audit of management’s report on internal controls over financial reporting, review of the Company’s quarterly financial statements and comfort letters related to stock issuances.

Audit-Related Fees

“Audit-Related Fees” relate to fees billed for required agreed upon procedures related to the Company’s securitization transactions and other borrowings and for accounting due diligence services related to proposed investments by the Company.

Tax Fees

“Tax Fees” relate to fees billed for professional service for tax compliance and tax due diligence services related to proposed investments by the Company.

All Other Fees

“All Other Fees” relate to fees billed for market study due diligence services related to proposed investments by the Company. The Audit and Compliance Committee has considered the compatibility of nonaudit services with the auditor’s independence.

All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were generally pre-approved by the Audit and Compliance Committee for 2004. The Audit and Compliance Committee has not adopted a formal policy regarding the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. It is the Audit and Compliance Committee’s procedure to approve each engagement or accounting project involving the independent auditors, and the related fees, prior to commencement of the engagement or project.

The Company’s portfolio companies may engage Ernst & Young LLP to perform audit and other services. The Company does not participate in the selection or appointment of Ernst & Young LLP by its portfolio companies.

Conclusion and Recommendation; Vote Required

The affirmative vote the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC AUDITORS TO THE COMPANY.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Board of Directors of the Company has appointed an Audit and Compliance Committee composed of three directors, Ms. Baskin and Messrs. Hahl and Peterson, each of whom is independent as defined in the NASD listing standards. The Board of Directors has determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act of 1933).

The Audit and Compliance Committee’s job is one of oversight as set forth in its charter, which is included as an exhibit to this Proxy Statement. It is not the duty of the Audit and Compliance Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit and Compliance Committee has reviewed and discussed the Company’s audited financial statements with management and with Ernst & Young LLP the Company’s independent auditors for 2004.

The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit and Compliance Committee has received from Ernst & Young LLP the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit and Compliance Committees, and has discussed Ernst & Young’s independence with Ernst & Young LLP, and has considered the compatibility of nonaudit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit and Compliance Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2004, be included in the Company’s Annual Report on Form 10-K for such year for filing with the Securities and Exchange Commission. The Audit and Compliance Committee also recommends the selection of Ernst & Young LLP to serve as independent accountants for such year ended December 31, 2005.

By the Audit and Compliance Committee:

Neil M. Hahl, Chairman

Mary C. Baskin

Kenneth D. Peterson, Jr.

Use of Report of the Audit and Compliance Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit and Compliance Committee and the Audit and Compliance Committee Charter is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require the Company’s directors and Executive Officers, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, The Nasdaq Stock Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company by its Executive Officers, directors and greater than 10% beneficial owners, the Company believes that during fiscal 2004 all Section 16(a) filing requirements applicable to its Executive Officers, directors and Stockholders were timely satisfied.

PROPOSALS OF STOCKHOLDERS

Any proposal intended to be presented for action at the 2006 Annual Meeting of Stockholders by any Stockholder must be received by the Secretary of the Company not later than November 17, 2005, in order for such proposal to be considered for inclusion in the Company’s proxy statement and proxy relating to its 2006 Annual Meeting of Stockholders. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in Company’s proxy statement and proxy form relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require the Company to include any Stockholder proposal that does not meet all the requirements for such inclusion established by the Securities and Exchange Commission in effect at that time.

Nominations for directors made by Stockholders must be made by written notice (setting forth the information required by the Company’s Bylaws) received by the Secretary of the Company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to Stockholders.

METHOD OF COUNTING VOTES

All duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card except that if no choice is specified, shares will be voted FOR the election of all nominees for director. Abstentions and “non-votes” will be counted as present only for purposes of determining a quorum. Abstentions are treated as votes against the proposals presented to the Stockholders other than the election of directors. Because directors are elected by a plurality of the votes cast, abstentions are not considered in the election. A “non-vote” occurs when a nominee holding shares on behalf of a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

FINANCIAL STATEMENTS AVAILABLE

A copy of the Company’s 2004 Annual Report on Form 10-K containing audited financial statements accompanies this Proxy Statement. Such financial statements are hereby incorporated herein by reference.

ALONG WITH THIS PROXY STATEMENT, THE COMPANY WILL PROVIDE TO EACH STOCKHOLDER A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2004. COPIES OF THESE DOCUMENTS MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC’S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV. THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

REPURCHASES OF COMMON STOCK

Common stock of closed-end investment companies frequently trades at discounts from net asset value. The Company cannot predict whether its shares of Common Stock will trade above, at or below the net asset value thereof. The market price of the Company’s shares is determined by, among other things, the supply and demand for its shares, its investment performance and investor perception of its overall attractiveness as an investment as compared with alternative investments. The Company, subject to compliance with the 1940 Act and other applicable law, may repurchase on the open market or in privately negotiated transactions, outstanding shares of the Company. There is no assurance that such open market purchases will be made and such authorization may be terminated at any time.

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

EXHIBIT I

AMERICAN CAPITAL STRATEGIES, LTD.

AUDIT AND COMPLIANCE COMMITTEE CHARTER1

ORGANIZATION

This charter governs the operations of the American Capital Audit and Compliance Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors for any changes to this charter. The Committee shall be appointed and its chair shall be designated by the Board of Directors and shall comprise at least three directors, each of whom is independent of management and the Company. For such purposes, independence shall be defined as set forth in the applicable rules and standards of the Securities and Exchange Commission (SEC) and the NASDAQ Stock Market. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise. Committee members shall also meet such other eligibility requirements as are established by the SEC and the NASDAQ Stock Market.

STATEMENT OF POLICY

The Audit and Compliance Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders and the investment community, relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function as may be established from time to time, the annual independent audit of the Company’s financial statements and the legal compliance and ethics programs as established by management and the Board, including the activities of the Chief Compliance Officer. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, the Chief Compliance Officer and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibilities of the Audit and Compliance Committee are (i) to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board and (ii) to oversee the Company’s legal and accounting compliance activities. Management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to establish or reinforce the overall corporate environment for quality financial reporting, sound business risk practices, legal compliance and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.	Engagement of Independent Auditors. The Committee shall directly appoint, retain, determine the compensation of, evaluate and terminate the Company’s independent auditors. The Committee shall have the sole authority to approve all engagement fees to be paid to the independent auditors. The independent auditors shall report directly to the Committee.

2.	Determination as to Independence and Performance of Independent Auditors. The Committee shall receive periodic reports from the independent auditors as required by the Independence Standards Board (or

[1]	Adopted by Board of Directors, February 24, 2005

any successor body) regarding the auditors’ independence, which shall be not less frequently than annually. The Committee shall discuss such reports with the auditors, and if so determined by the Committee, take appropriate action to satisfy itself of the independence of the auditors. The Committee shall review the performance of the Company’s independent auditors annually. In doing so, the Committee shall consult with management and, if such exist, the Company’s internal auditors and may, at their option, obtain and review a report by the independent auditors describing their internal control procedures, material issues raised by their most recent internal quality control review or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities within the preceding five years and the response of the independent auditors. Any selection of the auditors by the Committee may be subject to stockholders’ approval, as determined by the Board of Directors and subject to applicable laws and regulations.

3.	Determination as to Performance of Internal Auditors. With respect to any internal audit services that may be outsourced, the Committee shall be responsible for the engagement, evaluation and termination of the internal audit service providers and shall approve fees to be paid to the internal audit service providers. The Committee shall annually review the experience and qualifications of the senior members of the internal audit function and the quality control procedures of the internal auditors.

4.	Audits by Independent and Internal Auditors. The Committee shall discuss with the independent auditors, any internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the Committee shall, if applicable, discuss with financial management, the independent auditors and any internal audit service providers the Company’s major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the accounting and financial controls and the steps financial management has taken to monitor and control such exposures and manage legal compliance programs, among other considerations that may be relevant to their respective audits.

5.	Review of Internal Controls. The Committee shall review with financial management and the independent auditors management’s annual internal control report, if applicable, including any attestation of same by the independent auditors. The internal audit service providers or management shall report periodically to the Committee regarding any significant deficiencies in the design or operation of the Company’s internal controls, material weaknesses in internal controls and any fraud (regardless of materiality) involving persons having a significant role in the internal controls, as well as any significant changes in internal controls implemented by management during the most recent reporting period of the Company.

6.	Pre-Approval of Audit and Non-Audit Services. The Committee shall establish and maintain guidelines for the retention of the independent auditors for any non-audit service and the fee for such service and shall determine procedures for the approval of audit and non-audit services in advance. The Committee shall, in accordance with such procedures, approve in advance any audit or non-audit service provided to the Company by the independent auditors, all as required by applicable law or listing standards.

7.	Review of Annual SEC Filings. The Committee shall review with management and the independent auditors the Company’s Annual Report on Form 10-K, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements and the adequacy of internal controls. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. Based on such review and discussion, the Committee shall make a determination whether to recommend to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K.

8.

Review of Quarterly SEC Filings and Other Communications.    The Committee shall review and discuss with management and the independent auditors the quarterly financial information to be included in the Company’s Quarterly Reports on Form 10-Q, including the disclosures under “Management’s Discussion

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and Analysis of Financial Condition and Results of Operations,” and shall discuss any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. The Committee shall also review and discuss the Company’s earnings press releases as well as the types of financial information periodically provided to analysts and rating agencies.

9.	Review of Disclosure Controls and Procedures. The Committee shall review with the Chief Executive Officer, the Chief Financial Officer, the Chief Compliance Officer, the Chief Accounting Officer, the Controller and the General Counsel the Company’s disclosure controls and procedures and shall review periodically, but in no event less frequently than quarterly, management’s conclusions about the effectiveness of such disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

10.	Review of Certain Matters with Independent and Internal Auditors. The Committee shall review periodically with financial management, the independent auditors and the internal auditors and the Chief Compliance Officer the effect of new or proposed regulatory and accounting standards or regulations on the Company’s financial statements and other public disclosures.

11.	Consultation with Independent Auditors. The Committee shall review with the independent auditors any serious difficulties the auditors may have encountered in connection with the annual audit or otherwise, any management letters provided to the Committee and the Company’s responses. Such review shall address any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters, material adjustments to the financial statements recommended by the independent auditors and adjustments that were proposed but “passed,” regardless of materiality.

12.	Preparation of Report for Proxy Statement. The Committee shall prepare the report required to be included in the Company’s annual proxy statement, all in accordance with applicable rules and regulations.

13.	Employment of Former Audit Staff. The Committee shall establish and maintain guidelines for the Company’s hiring of former employees of the independent auditors, which shall meet the requirements of applicable law and listing standards.

14.	Review of Asset Valuation. The Committee shall review the quarterly valuation of the Company’s assets, as proposed by management, which shall be made in accordance with the Investment Company Act of 1940, as amended (the 1940 Act), and regulations promulgated thereunder and shall provide a recommendation to the Board of Directors with regard to its approval thereof. In such review, the Committee shall discuss the proposed valuation with the independent auditors and any other consultants or advisors to the Company with regard thereto.

15.	Chief Compliance Officer. The Committee shall recommend to the Board of Directors the designation of a person to serve on the Company’s Chief Compliance Office, who shall meet the standards for such set forth in Rule 38a-1, promulgated under the 1940 Act. The Committee shall serve as a primary point of contact for the Chief Compliance Officer with regard to the Board-related functions of such position.

16.	“Whistleblowing” Procedures. The Committee shall review the procedures established by the Chief Compliance Office for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17.

Review of Legal and Regulatory Compliance.    The Committee shall periodically review with management, including the Chief Compliance Officer and the General Counsel, and the independent auditors any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s Code of Ethics or Personal Investments Code. The Committee shall also meet periodically, and may request to meet separately, with the Chief Compliance

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Officer, the General Counsel and other appropriate legal staff of the Company to review material legal affairs of the Company and the Company’s compliance with applicable law and listing standards, including laws and regulations applicable to the Company as a regulated investment company and a business development company.

18.	Review of Certain Transactions with Directors and Related Parties. The Committee shall review periodically, but no less frequently than annually, a summary of the Company’s transactions with Directors and executive officers of the Company and with firms that employ Directors, as well as any other material related party transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy, and should be ratified and approved.

19.	Review of Compliance with Code of Ethics and Personal Investments Code. The Committee shall review annually a summary of employees’ compliance with the Company’s Code of Ethics and Personal Investments Code. The Committee shall be responsible for determining whether and on what terms to grant to any executive officer a waiver from the Company’s Code of Ethics.

20.	Review of Executive Expense Policies and Payments. The Committee shall review regularly the Company’s policies with regard to the reimbursement of expenses incurred by the Company’s executive officers and, as appropriate, the requests for reimbursement, or summaries thereof, submitted by such officers.

21.	Access to Records, Consultants and Others. The Committee shall have the full resources and authority (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; (ii) to retain outside legal, accounting or other consultants to advise the Committee; and (iii) to request any officer or employee of the Company, the Company’s outside counsel, internal auditor, internal audit service providers or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

22.	Other Duties. The Committee shall also carry out such other duties as may be delegated to it by the Board of Directors from time to time.

23.	Delegation. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

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EXHIBIT II

AMERICAN CAPITAL STRATEGIES, LTD.

COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE CHARTER1

ORGANIZATION

This charter governs the operations of the American Capital Strategies, Ltd. Board of Directors’ Compensation and Corporate Governance Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors for any changes to this charter. The Committee shall be appointed and its chair shall be designated by the Board of Directors and shall comprise at least three directors, each of whom is independent of management and the Company. For such purposes, independence shall be defined as set forth in the applicable rules and standards of the Securities and Exchange Commission (SEC) and the Nasdaq Stock Market. Committee members shall also meet such other eligibility requirements as may be established by the SEC and the Nasdaq Stock Market.

STATEMENT OF POLICY

The Compensation and Corporate Governance Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders and the investment community, relating to the compensation of the officers, directors and employees of the Company and ensuring that appropriate policies and procedures are implemented and observed in the governance of the Company.

RESPONSIBILITIES AND PROCESSES

The primary responsibilities of the Compensation and Corporate Governance Committee are (i) to set the terms of employment of the executive officers of the Company and to oversee and review the compensation practices of the Company with regard to the other employees of the Company and of the Board of Directors, (ii) to monitor and facilitate the governance of the Company, including the membership and operations of the Board of Directors, and (iii) to review the Company’s investments on the special situations list and to monitor the Company’s litigation docket. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to establish or reinforce the overall corporate environment for responsive and fair governance.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.	Compensation Philosophy and Program. In consultation with senior management, the Committee shall establish the Company’s general compensation philosophy, and oversee the development and implementation of executive compensation programs. The Committee shall review on a periodic basis the Company’s executive compensation programs and make any modifications that the Committee may deem necessary or advisable, subject to the terms of such programs.

2.	Executive Officer Compensation. The Committee shall annually review and approve the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer and the other executive officers. Based on its evaluation of the achievement of such goals and objectives, the Committee shall have the sole authority to set the compensation (including base salary, incentive compensation and equity-based awards) of the executive officers. In determining incentive compensation, the Committee shall consider, among other factors it deems appropriate from time to time, the Company’s performance and relative shareholder return, the value of similar incentive awards to executive officers at comparable companies and the awards given to management in prior years.

[1]	Adopted by Board of Directors, February 24, 2005

3.	Benefit Plans. The Committee shall review the terms of the Company’s incentive compensation plans, equity-based plans, welfare benefit plans and any other compensation plans. Unless otherwise delegated, the Committee shall administer such plans, including determining any incentive or equity-based awards to be granted to participants under any such plan.

4.	Appointment and Monitoring of Named Fiduciaries. With respect to any funded employee benefit plan covering employees of the Company subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, the Committee shall have the authority to appoint and terminate the named fiduciary or named fiduciaries of such plan and shall monitor their performance, unless such fiduciaries are specified in the constituent plan documents.

5.	Approval of Director Nominees. The Committee shall be the “Nominating Committee” as contemplated by the Company’s By-Laws, and shall have the power to select and recommend director nominees for approval by the stockholders.

6.	Director Recruitment. The Committee shall consider and recruit candidates to fill vacant positions on the Board of Directors and shall review any candidate recommended by the stockholders of the Company in accordance with the Company’s By-Laws. As part of this responsibility, the Committee shall be responsible for conducting appropriate inquiries to establish such candidate’s compliance with the independence and other qualification requirements established by applicable laws and regulations and as otherwise established by the Committee.

7.	Director Selection Criteria. The Committee shall establish criteria for selecting new directors to be approved by the Committee in accordance with the Company’s By-Laws, which shall reflect, among other factors, a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board, including its size and structure, the relative strengths and experience of current Board members and principles of diversity.

8.	Consideration of Directors for Re-Election. In connection with its annual approval of a slate of nominees, the Committee shall assess the contributions of those Directors slated for re-election, and shall at that time review its criteria for Board candidates in the context of the Board evaluation process and other perceived needs of the Board.

9.	Governance Principles. The Committee shall recommend to the Board of Directors corporate governance principles addressing, among other matters, the size, composition and responsibilities of the Board of Directors and its committees, which shall be reviewed not less frequently than annually by the Committee. The Committee shall make recommendations to the Board of Directors with respect to changes to the corporate governance principles.

10.	Advice as to Committee Membership and Operations. The Committee shall advise the Board of Directors with respect to the charters, structure and operations of the various committees of the Board of Directors and qualifications for membership thereon, including policies for rotation of members among committees of the Board of Directors.

11.	Evaluation of Board, Directors and Committee. The Committee shall evaluate the performance of the Board of Directors on an annual basis. In discharging this responsibility, the Committee shall solicit comments from all Directors and report annually to the Board on its assessment of the Board’s performance. The Committee shall periodically evaluate the performance of individual Directors. The Committee shall also evaluate its own performance on an annual basis and establish criteria for such evaluation.

12.	Director Compensation. The Committee shall recommend to the Board of Directors proposed changes in Board compensation, including retainer and meeting attendance fees, as well as other Director compensation program and policies.

13.	Evaluation of Executive Management. The Committee shall oversee the evaluation of executive management of the Company.

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14.	Special Situations and Litigation Oversight. The Committee shall receive periodic reports on and shall generally oversee management’s activities with regard to investments on the special situations list and with pending and threatened litigation involving the Company.

15.	Access to Consultants. The Committee shall have the resources and authority to discharge its duties and responsibilities as described herein, including the authority to select, retain and terminate counsel, consultants and other experts. The Committee shall have the sole authority to select, retain and terminate a compensation consultant and approve the consultant’s fees and other retention terms.

16.	Delegation. When appropriate, as permitted under applicable law and the listing standards of the Nasdaq Stock Market, the Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee, the Board or members of management.

17.	Other Duties. The Committee shall also carry out such other duties as may be delegated to it by the Board of Directors from time to time.

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EXHIBIT III

PROPOSED

AMERICAN CAPITAL STRATEGIES, LTD.

2005 EMPLOYEE STOCK OPTION PLAN

1. Definitions

In this Plan, except where the context otherwise indicates, the following definitions apply:

1.1. “Affiliate” means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries of the Company which become such after adoption of the Plan.

1.2. “Agreement” means a written agreement granting an Option that is in such form as the Committee in its discretion shall determine and is executed by the Company and the Optionee.

1.3. “Board” means the Board of Directors of the Company.

1.4. “Code” means the Internal Revenue Code of 1986, as amended.

1.5. “Committee” means the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Compensation and Corporate Governance Committee (formerly known as the Compensation and Compliance Committee) of the Board shall be the Committee.

1.6. “Common Stock” means the common stock, par value $.01 per share, of the Company.

1.7. “Company” means American Capital Strategies, Ltd., a Delaware corporation.

1.8. “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 7.

1.9. “Date of Grant” means the date on which an Option is granted under the Plan.

1.10. “Director” means a member of the Board of Directors of the Company or any Affiliate.

1.11. “Eligible Individual” means any Employee, any person who has been hired to be an Employee or any Director who is also an Employee. Persons who are Directors of the Company who are not also Employees shall not be Eligible Individuals.

1.12. “Employee” means any person who the Committee determines to be an employee of the Company or, if permitted by law, an Affiliate.

1.13. “Fair Market Value” means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

1.14. “Incentive Stock Option” means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

1.15. “1940 Act” means the Investment Company Act of 1940, as amended.

1.16. “Nonstatutory Stock Option” means an Option granted under the Plan that is not an Incentive Stock Option.

1.17. “Option” means an option to purchase Shares granted under the Plan.

1.18. “Option Period” means the period during which an Option may be exercised.

1.19. “Option Price” means the price per Share at which an Option may be exercised, provided, however, that the Option Price shall not be less than the Fair Market Value as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to Ten-Percent Stockholder, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant. The Option Price of any Option shall be subject to adjustment to the extent provided in Article 9 hereof, subject to Section 6.4 hereof.

1.20. “Optionee” means an Eligible Individual to whom an Option has been granted.

1.21. “Plan” means the American Capital Strategies, Ltd. 2005 Employee Stock Option Plan.

1.22. “Share” means a share of Common Stock.

1.23 “Ten-Percent Stockholder” means an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate.

2. Purpose

The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. Administration

The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options to Eligible Individuals, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms (which terms need not be identical) of all Options including, but not limited to, which Eligible Individuals shall be granted Options, the time or times at which Options are granted, the Option Price, the number of Shares subject to an Option, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any provisions relating to vesting, any circumstances in which Options terminate or Shares may be repurchased by the Company, the period during which Options may be exercised and any other restrictions on Options. In making these determinations, the Committee may take into account the nature of the services rendered by the Optionees, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Agreements, including, but not limited to, any determination to accelerate the vesting of outstanding Options. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final. The Committee may delegate its authority under this Article 3 and the terms of the Plan to the extent it deems desirable and is consistent with the requirements of applicable law.

4. Eligibility

Options may be granted only to Eligible Individuals and only Employees shall be eligible to receive Incentive Stock Options.

5. Stock Subject to the Plan

5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan is 5,500,000 Shares.

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5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6. Options

6.1. Options granted under the Plan shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as an Incentive Stock Option or a Nonstatutory Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

6.2. The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

6.3. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be covered by Options granted to any Eligible Individual during the term of this Plan shall not exceed 600,000 Shares.

6.4. Notwithstanding anything to the contrary in this Plan, without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option or, except for the payment of cash dividends as provided in Section 9.2, the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

7. Exercise of Options

7.1. An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2 hereof.

7.2. Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise (provided that such Shares, if acquired pursuant to an Option granted hereunder or pursuant to any other compensation plan maintained by the Company or any Affiliate, have bee held by the participant for at least six months); (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; (c) by delivery of a promissory note as provided in Section 7.3 hereof; or (d) by surrender to the Company of an Option (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

7.3. To the extent provided in an Option Agreement and permitted by the 1940 Act and other applicable law, including Section 402 under the Sarbanes-Oxley Act of 2002, the Committee may accept as payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash

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payment thereof. Promissory notes made pursuant to this Section 7.3 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

8. Restrictions on Transfer

Options shall not be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (i) as are in effect among the stockholders of the Company at the time such Shares are acquired, (ii) as the Committee shall deem appropriate and (iii) as are required by applicable law.

9. Capital Adjustments

9.1. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion and to the extent necessary to compensate for the effect thereof, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, (ii) the Option Price of outstanding Options, (iii) the aggregate number and class of Shares that may be issued under the Plan and (iv) the maximum number of Shares with respect to which an Employee may be granted Options during the period specified in Section 6.3.

9.2. In the event that the Corporation should pay a dividend in cash to all holders of outstanding Common Stock, the Option Price for each outstanding Option or the type of consideration to be received upon the exercise of Options will be reduced by an amount equal to the per share amount of such dividend; provided, that the Option Price for an Option shall not be reduced below zero. The Committee shall have the right at any time to discontinue the applicability of this section to any or all Options.

10. Termination or Amendment

The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (i) the Company’s stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed, if any, and (ii) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted under the Plan during any suspension or after termination of the Plan.

11. Modification, Extension and Renewal of Options; Substituted Options

11.1. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan or options and stock appreciation rights granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.4, any such substituted Options may specify a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee’s rights or obligations under such Option.

11.2. Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares

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of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

12. Effectiveness of the Plan

The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. Options may be granted prior to stockholder approval of the Plan, and the date on which any such Option is granted shall be the Date of Grant for all purposes provided that (a) each such Option shall be subject to stockholder approval of the Plan, (b) no Option may be exercised prior to such stockholder approval, and (c) any such Option shall be void ab initio if such stockholder approval is not obtained.

13. Withholding

The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (iii) delivering to the Company already owned and unencumbered Shares.

14. Term of the Plan

Unless sooner terminated by the Board pursuant to Section 10, the Plan shall terminate on February 24, 2015, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15. Indemnification of Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16. General Provisions

16.1. The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

16.2. The Plan does not constitute inducement or consideration for the employment or service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

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16.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

16.4. The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

16.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware and it is the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.

16.6. The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

16.7. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

16.8. To the extent this Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded.

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EXHIBIT IV

AMERICAN CAPITAL STRATEGIES, LTD.

EXISTING FUNDAMENTAL POLICIES

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and potential for equity appreciation and realized gains. The following restrictions, along with these investment objectives, are our only fundamental policies—that is, policies that may not be changed without the approval of the holders of the majority, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of our outstanding voting securities. The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to such acquisition the value of our qualifying assets amounts to less than 70% of the value of our total assets. For a summary definition of qualifying assets, see “Business Development Company Requirements” in our Annual Report on Form 10-K. We believe most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were qualifying assets.

•	We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, as amended (the “1933 Act”). We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•	We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue senior securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities.

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We will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the 1933 Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of us in connection with offerings of securities by companies in which we are a stockholder); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (c) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (d) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (e) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies);

(f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our shareholders to additional expenses.

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DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

AMERICAN CAPITAL STRATEGIES, LTD.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL

STRATEGIES, LTD. (THE “COMPANY”) TO BE HELD ON APRIL 29, 2005.

The undersigned hereby appoints Samuel A. Flax and Cydonii V. Fairfax and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency Bethesda Hotel, 7400 Wisconsin Avenue, Bethesda, Maryland 20814 on April 29, 2005 at 10:00 a.m., local time, and any adjournments thereof.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE

AMERICAN CAPITAL STRATEGIES, LTD.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

ANNUAL MEETING OF STOCKHOLDERS OF

AMERICAN CAPITAL STRATEGIES, LTD.

APRIL 29, 2005

PROXY VOTING INSTRUCTIONS

Your vote is important. Please vote immediately.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the

postage-paid envelope that we have provided or return it to American Capital

Strategies, Ltd., c/o Equiserve Trust Company, N.A., P.O. Box 8694, Edison, NJ 08818-8694.

OR

VOTE BY INTERNET

Log on to the Internet and go to http://www.eproxyvote.com/acas

OR

VOTE BY TELEPHONE

Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

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DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒    Please mark

votes as in

this example

This proxy is revocable and your shares will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and for the proposals listed below. If any other business is properly presented before the Annual Meeting, including a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies, this proxy will be voted by the proxies in their best judgment. Presently, the Board of Directors knows of no other business to be presented at the Annual Meeting.

1.	Election of Directors. Nominees:	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	☐
	Neil M. Hahl and Stan Lundine	☐	☐	FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

		FOR	AGAINST	ABSTAIN
2.	Approval of the Company’s 2005 Employee Stock Option Plan.
3.	Approval of an amendment to the Company’s fundamental policies repealing such policies.
4.	Ratification of appointment of Ernst & Young LLP as auditors.

    5.    In their discretion on any matter that may properly come before said meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

PLEASE SIGN HERE AND RETURN PROMPTLY.

Signature:                                 Date:                             Signature:                                          Date:

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